UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



     Date of report (Date of earliest event reported):  October 21, 2008



                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 5.02.  ELECTION OF DIRECTORS

      On October 21, 2008, Jones Lang LaSalle Incorporated issued a press release announcing that its Board of Directors (the "Board") has elected DeAnne Julius to serve as a member of the Board, to become effective November 17, 2008. Dr. Julius will serve as an independent, non-executive Director and has been elected to serve on each of the Audit Committee and the Nominating and Governance Committee of the Board.

      A copy of the press release announcing the election of Dr. Julius is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            The following exhibit is included with this Report:

            99.1. Press release issued by Jones Lang LaSalle
                  Incorporated on October 21, 2008 announcing the election of DeAnne Julius to the Company's
                  Board of Directors.














































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


                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 21, 2008             JONES LANG LASALLE INCORPORATED


                                    By:   /s/ Mark J. Ohringer
                                          --------------------------------
                                          Name:  Mark J. Ohringer
                                          Title: Executive Vice President,
                                                 Global General Counsel
                                                 and Corporate Secretary




















































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


                                EXHIBIT INDEX
                                -------------



EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

  99.1      Press Release Dated October 21, 2008




























































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